Q3 2012 Earnings Press Release Supplement October 17, 2012 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,”
“anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or
BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated October 17, 2012, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q3 2012 Mix by Product, Client Type, Style and Region Page 5
Market Indices Page 6
Year-over-Year: Q3 2012 vs. Q3 2011 Pages 7-12
Sequential Quarters: Q3 2012 vs. Q2 2012 Pages 13-18
Non-operating and Cash Flow Pages 19-21
Appendix Pages 22-28

Record diluted EPS of $3.47, up 23% year-over-year and 12% sequentially
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
$819
$883
$849
$841
$825
$832
$876
$582
$578
$521
$558
$575
$558
$610
$2.96 $3.00
$2.83
$3.06
$3.16
$3.10
$3.47
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012

40.0%
38.6%
40.7%
39.2%
40.1%
39.7%
37.4%
38.7%
38.2%
36.8%
39.3%
39.1%
2007 2008 2009 2009 2010 Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
YTD 2012 = 39.5%
Sequential and year-over-year operating margin improvement
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Full Year 2011 = 39.7%
BGI/BLK
Pro Forma

Q3 2012 Long-term Base Fees of $1.934 billion
Long-term Assets Under Management of $3.378 trillion at September 30, 2012
Q3 2012 mix by product, client type, style and region
Product Type Client Type
Style
Region
Alternatives
8%
Alternatives 3%
Multi-Asset 12%
Multi-Asset 8%
Fixed Income
25%
Fixed Income
37%
Equity
55%
Equity
52%
iShares
32%
iShares
21%
Retail
34%
Retail
12%
Institutional
34%
Institutional
67%
Base Fees AUM Base Fees AUM
Index
11%
Index
41%
iShares
32%
iShares
21%
Asia-Pacific
9%
Asia-Pacific
9%
EMEA
27%
EMEA
30%
Americas
64%
Americas
61%
Active
57%
Active
38%
Base Fees AUM Base Fees AUM

Major global equity markets indices
Index
Average Index Level Q3 2012 vs.
Q3 2011 Q2 2012 Q3 2012 Q3 2011 Q2 2012
S&P 500 1,225 1,350 1,401 14.4% 3.8%
MSCI Barra World Index 1,216 1,233 1,274 4.8% 3.3%
MSCI Europe Index 84 86 92 9.5% 7.0%
MSCI AC Asia Pacific Index 126 118 119 (5.6%) 0.8%
MSCI Emerging Markets Index 1,035 963 961 (7.1%) (0.2%)
S&P Global Natural Resources 3,585 3,209 3,291 (8.2%) 2.6%

Year-over-year Q3 2012 vs. Q3 2011

Record EPS up 23% year-over-year
$3.42
$0.30
$0.34
$3.12
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
Q3 2011 EPS Operating EPS Non-Operating EPS Q3 2012 EPS
Q3 2012 Compared to Q3 2011, as adjusted
Total EPS:
$3.47
Total EPS:
$2.83
Non-Operating:
($0.29)
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Non-Operating:
$0.05
$0.64
Increasing EPS

Year-over-year operating income reflected growth in markets and flows
Q3 2012 Compared to Q3 2011, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue Increasing Expense
$27 million
($68)
$876
$849
$95
($43)
$600
$700
$800
$900
$1,000
Q3 2011 Revenue Expenses Q3 2012
$0
($25) Fund Launch Costs

Year-over-year revenue reflected market growth, net inflows and improved performance
Q3 2012 Compared to Q3 2011
$0
$95 million
Total Revenue
Q3 2011
$2.23 billion
Q3 2012
$2.32 billion
Decreasing Revenue
Increasing Revenue
88%
4%
5%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue/Distribution
Fees
87%
4%
6%
3%
$2,225
$2,320
$75
$12 $11
($3)
$2,000
$2,200
$2,400
Q3 2011
Base Fees Performance Fees
BRS & Advisory Other Revenue /
Distribution Fees
Q3 2012

Year-over-year base fees reflected growth in index and income products
Q3 2012 Compared to Q3 2011
Base fees
14%
4%
2% 26%
23%
6%
12%
9%
4%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi Asset
Alternatives
Cash
Q3 2011
$1.95 billion
15%
6%
3%
21%
24%
7%
12%
8%
4%
Q3 2012
$2.02 billion
$2,024
$1,949
($52)
($13)
$4 $13
$14
$20
$22
$32
$35
$0
$1,900
$2,000
$2,100
Q3 2011 iShares
Fixed
Income
iShares
Equity
Institutional
Index Equity
Active Fixed
Income
Institutional
Index Fixed
Income
Multi-Asset Cash Alternatives Active Equity Q3 2012
$75 million
Increasing Base Fees Decreasing Base Fees

Operating Expenses, as adjusted ($ in millions)
$1,500
$1,400
$1,300
$0
$1,376
($13)
($7)
$4
$5
$25
$54
$1,444
Q3 2011
Other G&A
Amort.- Deferred Commissions
Distribution & Servicing
Direct Fund Expenses
Fund Launch Costs
Compensation & Benefits
Q3 2012

BLACKROCK®

Year-over-year expenses reflected revenue growth and fund launch costs
Increasing Expenses Decreasing Expenses
Q3 2012
$1.44 billion
Expenses, as adjusted, by Category
Q3 2012 Compared to Q3 2011, as adjusted
Q3 2011
$1.38 billion
$68 million
55%
7%
1%
10%
24%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
56%
7%
1%
10%
23%
3%
(1)
(1)
                               Amounts exclude  fund launch costs which are presented separately above.
                          For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
(1)

Sequential Quarters Q3 2012 vs. Q2 2012

$0.37
Total EPS:
$3.10
Total EPS:
$3.47
$0.15
$0.22
Operating
EPS:
$3.27
Operating
EPS:
$3.42
Non-Operating:
($0.17)
Non-Operating:
$0.05
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
Diluted EPS, as adjusted
Q2 2012 EPS
Operating EPS
Non-Operating EPS
Q3 2012 EPS
Increasing EPS

BLACKROCK®

Sequential EPS up 12%
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q3 2012 Compared to Q2 2012, as adjusted

Operating Income, as adjusted ($ in millions)

BLACKROCK®

Q3 2012 operating income reflected market effects and positive flows
Q3 2012 Compared to Q2 2012, as adjusted
$44 million
$0
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue
Increasing Expense
($25) Fund Launch Costs
($47)
$876
$832
$91
($22)
$700
$800
$900
Q2 2012 Revenue Expenses Q3 2012

Sequential revenue reflected higher performance and base fees
$91 million
Decreasing Revenue
$0
Q3 2012 Compared to Q2 2012
Increasing Revenue
Total Revenue
Q3 2012
$2.32 billion
Q2 2012
$2.23 billion
$2,229
$2,320
($2)
$62
($3)
$34
$2,000
$2,200
$2,400
Q2 2012 Performance Fees Base Fees BRS & Advisory Other Revenue /
Distribution Fees
Q3 2012
89%
2%
6%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue/Distribution
Fees
87%
4%
6%
3%

Sequential base fees reflected growth in AUM and lower seasonal securities lending
$34 million
Increasing Base Fees
Base Fees
Q3 2012 Compared to Q2 2012
Decreasing Base Fees
Q3 2012
$2.02 billion
15%
6%
3%
21%
24%
7%
12%
8%
4%
14%
5%
3%
22%
23%
8%
12%
9%
4%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi Asset
Alternatives
Cash
Q2 2012
$1.99 billion
$1,990
($17)
($1)
$1 $2
$2
$3
$9
$16
$19
$2,024
$0
$1,900
$2,000
$2,100
Q2 2012 iShares
Equity
Active
Fixed
Income
iShares
Fixed
Income
Multi-asset Cash Active
Equity
Institutional
Index Fixed
Income
Alternatives Institutional
Index Equity
Q3 2012

Operating Expenses, as adjusted
($ in millions)
($1)
$33

BLACKROCK®

Increasing Expenses Decreasing Expenses
Expense, as adjusted, by Category
Q3 2012 Compared to Q2 2012, as adjusted
$47 million
Q2 2012
$1.40 billion
Q3 2012
$1.44 billion
$1,444
$1,397
$25
$1
($11)
$1,300
$1,400
$1,500
Q2 2012 Other G&A (1) Amort. - Deferred
Commission
Distribution &
Servicing
Fund Launch
Costs
Compensation &
Benefits (1)
Q3 2012
$0
56%
7%
1%
10%
23%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amort. of Intangible Assets
56%
7%
1%
10%
23%
3%
Sequential expenses reflected growth in revenue related expenses and fund launch costs
                                 Amount excludes fund launch costs which are presented separately above.
                          For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
(1)

Non-operating and cash flow

Non-Operating Income (Expense), as adjusted
($ in millions)

BLACKROCK®

Q3 2012 non-operating income
$20
$26
$5
$7
$2
($47)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q3 2012 $13 million Non-Operating Income by Category, as adjusted
Net Interest Expense
Investment Gains
$60 million Net Investment Gain

Dividends declared (whole dollars)

Operating cash flows ($ in billions)

BLACKROCK®

$1.8
$2.0
$0.7
$0.6
$1.9
$1.4
$2.5
$2.8
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2006 2007 2008 2009 2010 2011 YTD Q3
2011
Est.
YTD Q3
2012
$2.6
$2.6
$1.2
$1.5
$0.9
$0.7
$1.8
$1.7
`
Operating cash flow and payout ratio
Notes:
(A) Payout ratio = (dividends  declared + share repurchases) / GAAP net income.
2/17/06 2/27/07   2/15/08      N/A       2/25/10   2/24/11   2/23/12
Dividend Change
Declared:
Excludes $2.5 bn June 2011
buyback of 13.6 million shares
Payout Ratio
Operating cash flow
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see the Company’s previously filed
Form 10-Ks, Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.
Excludes $1.0 bn May 2012
buyback of 6.4 million shares
Annualized
$6.00
$4.50
$5.50
$4.00
$3.12
$3.12
$2.68
$1.68
64%
44%
48%
53%
56%
50%
YTD Q3
2012
2011 2010 2009 2008 2007 2006
Dividend Payout Ratio (A)
48%

Appendix

13%
9%
15%
5%
21%
7%
4%
26%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
15%
8%
12%
6%
19%
8%
3%
29%

Long-term AUM ($ in billions)
$3,600
$3,400
$3,200
$3,000
$2,800
$0
$2,971
$48
($74)
$14
$406
$13
$3,378
Q3 2011
Net New Business(1)
Client Redemption
Acquisitions
Market
FX
Q3 2012

BLACKROCK®

Q3 2012 long-term AUM up 14% from Q3 2011
Q3 2012 Compared to Q3 2011
Long-term AUM
Q3 2011
$2.971 trillion
Q3 2012
$3.378 trillion
Increasing AUM
(1) Q3 2012 net new business excludes the effect of an institutional fixed income index redemption that totaled $74.2 billion from a single client, which is shown separately above.
Decreasing AUM
$407 billion

Q2 2012

$3.255 trillion

14%
8%
14%
6%
19%
8%
3%
28%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives

Q3 2012

$3.378 trillion

15%
8%
12%
6%
19%
8%
3%
29%

$123 billion
Long-term AUM ($ in billions)
$3,500
$3,300
$3,100
$0
$3,255
$31
($74)
$6
$134
$26
$3,378
Q2 2012
Net New Business(1)
Client Redemption
Acquisition
Market
FX
Q3 2012
Increasing AUM
Decreasing AUM

BLACKROCK®

Q3 2012 long-term AUM up 4% from Q2 2012
(1) Q3 2012 net new business excludes the effect of an institutional fixed income index redemption that totaled $74.2 billion from a single client, which is shown separately above.
Q3 2012 Compared to Q2 2012
Long-term AUM

$883
$876
$866
$849
$875
$841
$832
$825
$819
$829
$815
$808
$798
$777
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
GAAP
as adjusted

$72
$33
$21
$17
$10
$3
$1
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012

BLACKROCK®

Quarterly operating income – GAAP and as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, U.K. lease exit costs, restructuring charges, and compensation related to appreciation (depreciation) on certain deferred compensation plans
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
GAAP as adjusted
Quarterly net income – GAAP and as adjusted
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, U.K. lease exit costs, restructuring charges, income tax law changes and a state tax election
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
$14
($41)
($74)
$3
$3
$4
($32)
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
$582
$578
$521
$558
$575
$558
$610
$568
$619
$595
$555
$572
$554
$642
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012

$15
$14
($24)
($27)
($79)
($112)
$7
($21)
$23
$15
($43)
($40)
$30
$13

$33
($1)
($3)
($28)
($8)
($3)
($17)
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012

BLACKROCK®

Quarterly non-operating income – GAAP and as adjusted
GAAP as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Q2
2012
Q3
2012

Cash Flow GAAP and As Adjusted
Cash Flow GAAP and As Adjusted
(in millions)
2006 2007 2008 2009 2010 2011
YTD
Q3 2011
EST YTD
Q3 2012
Operating Cash Flows
Operating Cash flows, GAAP
basis $721 $587 $1,916 $1,399 $2,488 $2,826 $1,953 $1,800
Less: Non-GAAP adjustments (1) 21 (337) 413 168 (77) 178 114 100
Operating Cash flows, as
Adjusted $700 $924 $1,503 $1,231 $2,565 $2,648 $1,839 $1,700
Investing Cash Flows
Investing Cash flows, GAAP
basis $3 ($1,068) ($394) ($5,519) ($627) ($204) ($186) ($500)
Less: Non-GAAP adjustments (1) 2 (201) (9) 31 (52) 24 (13) (200)
Investing Cash flows, as
Adjusted $1 ($867) ($385) ($5,550) ($575) ($228) ($173) ($300)
Financing Cash Flows
Financing Cash flows, GAAP
basis ($85) $959 ($887) $6,749 ($3,170) ($2,485) ($2,175) ($700)
Less: Non-GAAP adjustments (1) 68 514 (410) (185) 110 (71) (99) -
Financing Cash flows, as
Adjusted ($153) $445 ($477) $6,934 ($3,280) ($2,414) ($2,076) ($700)
(1) Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs.